EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Medical Hospitality Group, Inc. (the “Company”) for the period ended March 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tim Moore, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Tim Moore

Name: Tim Moore
Title: President, Chief Financial Officer and
(Principal Accounting Officer)

Date:  May 15, 2014